Exhibit 10.29

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Agreement”)is dated as of November 2, 2001, by and among HADRON, INC., a New York corporation (the “Borrower”), the guarantors from time to time party hereto (the “Subsidiary Guarantors,” and together with the Borrower, each a “Debtor” and collectively the “Debtors”), and BANK OF AMERICA, N.A., a national banking association (the “Lender”).

WITNESSETH:

WHEREAS, pursuant to a Credit Agreement, dated as of the date hereof (as the same may be amended, modified or supplemented from time to time, the “CreditAgreement”)by and among the Borrower, the Subsidiary Guarantors and the Lender, the Lender has agreed to extend credit to the Borrower; and

WHEREAS, the obligation of the Lender to extend such credit under the Credit Agreement is subject to the condition, among others, that each Debtor grant to and create in favor of the Lender a security interest in all assets of each such Debtor as hereinafter provided;

NOW, THEREFORE, in consideration of the Debt (as hereinafter defined) and other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged by the Debtors, and in order to induce the Lender to extend credit under the Credit Agreement, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

1.  Certain Definitions.    In addition to the words and terms defined elsewhere in this Agreement, the following words and terms shall have the following meanings, respectively, unless the context hereof otherwise clearly requires:

Words and terms defined in the Credit Agreement shall, unless the context hereof clearly otherwise requires, have the same meanings herein as therein provided.

“Accounts” shall mean (i)all rights of each Debtor, whether presently owned or existing or hereafter acquired or arising by or in favor of such Debtor, to payment for Goods sold or leased or for services rendered which are not evidenced by an Instrument or Chattel Paper, whether or not earned by performance; and (ii)all other property now or hereafter constituting an “account” as defined in the UCC.

“Agreement” shall mean this Security Agreement as the same may be amended, modified or supplemented from time to time.

“Chattel Paper” shall mean (i) a writing or writings which evidence both a monetary obligation and a security interest in or a lease of specific Goods, including any Instrument or series of Instruments evidencing such monetary obligations; and (ii) all other property, including electronic chattel paper, now or hereafter constituting “chattel paper” as defined in the UCC.

“Collateral” shall mean, collectively, all of each Debtor’s present and future right, title and interest in and to the following property, whether now owned or held or hereafter existing or acquired and wherever located: (i) the Accounts, Chattel Paper, Commercial Tort Claims, Contract Rights, Deposit Accounts, Equipment, Inventory, Investment Property, Instruments, Documents, Letter-of-Credit Rights and General Intangibles; (ii) all Fixtures of every kind and description; (iii) all supporting obligations; and (iv) all products and Proceeds of the foregoing.

“Collateral Account” shall have the meaning set forth in Section 6(a).

“Commercial Tort Claims” shall mean all commercial tort claims (as defined by the UCC) now owned or hereafter acquired by each Debtor.

“Contract Rights” shall mean all rights of each Debtor to payment under any contract not yet earned by performance which are not evidenced by an Instrument or Chattel Paper.

“Debt” shall mean (i) all indebtedness, obligations and liabilities of the Borrower, whether of principal, interest, fees, expenses or otherwise, now existing or hereafter contracted or incurred under or in connection with the Credit Agreement or any other Loan Document, including without limitation all the Obligations; (ii) all indebtedness of the Borrower to the Lender evidenced by the Notes; (iii) all future advances made by the Lender for the protection or preservation of the Collateral, including, without limitation, advances for storage and transportation charges, taxes, insurance, repairs and the like; and (iv) any and all reasonable and documented costs and expenses, including reasonable and documented attorneys’ fees and legal expenses, paid or incurred by the Lender In connection with the collection of the amounts referred to in the preceding clauses (i), (ii) and (iii).

“Deposit Accounts” shall mean all deposit accounts (as defined by the UCC) now owned or hereafter acquired by each Debtor.

“Documents” shall mean all documents (as defined by the UCC) now owned or hereafter acquired by each Debtor.

“Equipment” shall mean all Goods now or hereafter owned by each Debtor whether now or hereafter deemed to constitute Fixtures, whenever acquired and wherever located, used or bought for use primarily in its business and not included in Inventory, together with all attachments, accessories and parts used or intended to be used with said Goods, whether now or hereafter installed therein or thereon or affixed thereto, as well as all substitutions and replacements thereof in whole or in part.

“Fixtures” shall mean all Goods that become so related to particular real estate that an interest therein arises under real estate law.

“General Intangibles” shall mean (i) all personal property (including things in action) now owned or hereafter acquired by each Debtor, other than Goods, Accounts, Chattel Paper, Contract Rights, Documents, Instruments and money; and (ii) all other property, including payment intangibles, now or hereafter constituting a “general intangible” as defined in the UCC.

“Goods” shall mean (i) all things now owned or hereafter acquired by each Debtor and wherever located which are movable or which are Fixtures, but does not include money, Documents, Instruments, Accounts, Chattel Paper or General Intangibles; and (ii) all other property now or hereafter constituting “goods”as defined in the UCC.

“Instruments” shall mean all (i) negotiable instruments; (ii) certificated securities; (iii) other writings which evidence a right to the payment of money which are not themselves security agreements or leases and which are of a type which are in the ordinary course of business transferred by delivery with any necessary endorsement or assignment, now owned or hereafter acquired by each Debtor; and (iv) other property now or hereafter constituting an “instrument” as defined In the UCC.

“Inventory” shall mean (i) all Goods now or hereafter owned by each Debtor, whenever acquired and wherever located, held for sale or lease or furnished or to be furnished under contracts of service, and all raw materials, work in process and materials now or hereafter owned by such Debtor, whenever acquired and wherever located, and used or consumed in its business; and (ii) all other property now or hereafter constituting “inventory” as defined in the UCC.

“Investment Property” shall mean all property now or hereafter constituting “investment property” as defined in the UCC, but does not include certificated securities.

“Item of Payment” shall mean each check, draft, cash, money, instrument, item and other remittance in payment or on account of payment of the Accounts.

“Letter-of-Credit-Rights” shall mean all letter-of-credit rights (as defined by the UCC) now owned or hereafter acquired by each Debtor.

“Perfection Certificate” shall have the meaning set forth in Section 5(a).

“Proceeds” shall mean whatever is received when Collateral or Proceeds are sold, exchanged, collected or otherwise disposed of, both cash and non-cash, including, without limitation, the proceeds of insurance payable by reason of loss of or damage to Collateral or Proceeds.

“Receivables” shall mean (i) all Accounts; and (ii) all Chattel Paper, General Intangibles and Instruments creating, evidencing or securing any right of each Debtor, whether presently owned or existing or hereafter acquired or arising, to payment of money.

“UCC” shall mean the Uniform Commercial Code as in effect on the date of this Agreement and as the same may be amended from time to time hereafter in any relevant jurisdiction.

2.  Security.    As security for the full and timely payment of the Debt in accordance with the terms of the respective instruments or agreements now or hereafter evidencing the Debt or pursuant to which the Debt is created, each Debtor hereby agrees that the Lender shall have, and each Debtor hereby grants to and creates in favor of the Lender, a security interest under the UCC in and to the Collateral.

3.  Lender Has Rights and Remedies of a Secured Party.    In addition to all rights and remedies given to the Lender by this Agreement, the Credit Agreement, the Notes and the other Loan Documents, the Lender shall have all the rights and remedies of a secured party under the UCC.

4.  Certain Provisions Applicable to the Collateral.    The parties agree that, at all times during the term of this Agreement, the following provisions shall apply to the Collateral:

(a)  Each Debtor represents and warrants that it has and will have good and marketable title to the Collateral from time to time owned or acquired by it, free and clear of all liens, encumbrances and security interests, except Permitted Liens. Each Debtor will take all reasonable steps to defend such title against the claims and demands of all persons whomsoever.

(b)  Each Debtor represents and warrants to the Lender that it does not currently own or hold any Documents, Instruments or Chattel Paper. In order to perfect the security interest granted by each Debtor hereby, each Debtor shall deliver to the Lender possession of any Documents, Instruments and Chattel Paper hereafter acquired by such Debtor (duly endorsed by such Debtor in blank), promptly upon its acquisition of the same.

(c)  Except as may be permitted by the Credit Agreement, the Debtors will not (i) sell, lease, transfer or otherwise dispose of any of the Collateral, (ii)borrow against the Collateral from any person, firm or corporation other than from the Lender pursuant to the Credit Agreement, (iii) create, incur, assume or suffer to exist any Lien on any of the Collateral, (iv)permit any levy or attachment to be made against any of the Collateral except any levy or attachment relating to this Agreement, (v)permit any financing statement to be on file with respect to any of the Collateral, except financing statements in favor of the Lender, or (vi)

permit any notice to be filed under the Assignment of Claims Act with respect to any of the Collateral, except for any such notice in favor of the Lender.

(d)  Risk of loss of, damage to or destruction of the Collateral is on the Debtors. The Debtors will insure the Collateral against such risks and casualties and in such amounts and with such insurers as are specified in the Credit Agreement. All such policies of insurance shall contain loss payable clauses in favor of the Debtors and the Lender as their respective interests may appear, and such policies or certificates evidencing the same shall be deposited with the Lender immediately upon the request of the Lender. Each Debtor agrees to notify the Lender promptly of any notice of cancellation of any such policy and agrees not to cancel, mortgage, pledge, hypothecate, sell, transfer or assign its interest in any such insurance or any rights to cancel such insurance or to obtain the return of the unearned premiums therefor to any person other than the Lender. If any Debtor fails to effect and keep in full force and effect such insurance or fails to pay the premiums thereon when due, the Lender may do so for the account of such Debtor and add the cost thereof to the Debt, and the same shall be payable to the Lender on demand (unless it has obtained reasonably satisfactory substitute insurance policies prior to the Lender’s obtaining such insurance). Each Debtor hereby assigns and sets over unto the Lender all moneys which may become payable on account of such insurance, including, without limitation, any return of unearned premiums which may be due upon cancellation of any such insurance, and directs the insurers to pay the Lender any amount so due. Following the occurrence and during the continuation of an Event of Default, the Lender, its officers, employees and authorized agents, are hereby irrevocably appointed attorneys-in-fact of each Debtor to endorse any draft or check which may be payable to such Debtor in order to collect the proceeds of such insurance or any return of unearned premiums. Such proceeds shall be applied to the payment or prepayment of the Debt in such order as the Lender may determine In accordance with the Credit Agreement. Any balance of insurance proceeds remaining in the possession of the Lender after payment in full of the Debt shall be paid to the Borrower or order.

(e)  Each Debtor assumes full responsibility for taking any and all necessary steps to preserve rights in respect of the Accounts, Chattel Paper, Contract Rights, Instruments, Documents and General Intangibles against all account debtors, obligors and other persons.

(f)  Upon the occurrence and during the continuance of any Event of Default, each Debtor shall promptly upon demand by the Lender assemble the Equipment and Inventory and make it available to the Lender at the place or places to be designated by the Lender which shall be reasonably convenient to all parties. The right of the Lender under this subsection (f) to have the Equipment and Inventory assembled and made available to it is of the essence of this Agreement and the Lender may, at its election, enforce such right by a bill In equity for specific performance.

(g)  If any Debtor fails to maintain each item of Equipment and Inventory in accordance with the requirements specified in the Credit Agreement, the Lender may pay the cost of such repairs or maintenance and such taxes, levies or other impositions for the account of such Debtor (and shall provide notice to such Debtor of such payments) and add the amount thereof to the Debt, and the same shall be payable to the Lender on demand.

The Lender shall have no duty as to the collection or protection of the Collateral or any part thereof or any income thereon, or as to the preservation of any rights pertaining thereto, beyond exercising reasonable care in the custody of any Collateral actually in the possession of the Lender. The Lender shall be deemed to have exercised reasonable care in the custody and preservation of such of the Collateral as may be in its possession if it takes such action for that purpose as any Debtor shall request in writing, provided that such requested action shall not, in the judgment of the Lender, impair the Lender’s security interest in the Collateral or its rights in, or the value of, the Collateral, and provided further that such written request is received by the Lender in sufficient time to permit it to take the requested action.

5.  Certain Additional Matters.    Each Debtor represents, warrants, covenants and agrees that:

(a)  This Agreement is effective to create in favor of the Lender for the benefit of the Lender a legal, valid and enforceable security interest in all right, title and interest in and to the Collateral. When the financing statements indicated in the Perfection Certificate have been filed in the offices in the jurisdictions listed in the Perfection Certificate, this Security Agreement will constitute a fully perfected Lien on, and security interest in and to, the Collateral, subject only to Permitted Liens, and prior to all other Liens. Each Debtor shall, at its expense, promptly take any and all such other or further acts as the Lender may deem necessary or advisable to execute, acknowledge and deliver, and thereafter register, file or record, any document or instrument supplemental to or confirmatory of this Agreement (including financing statements and continuation statements) which may be necessary or desirable to preserve, perfect and continue perfected the Lender’s security interest in the Collateral, including, without limitation, the signing of financing and other similar statements.

(b)  Each Debtor has previously delivered to the Lender a certificate signed by such Debtor and entitled “Perfection Certificate” (the “Perfection Certificate”). Each Debtor represents and warrants to the Lender as follows: (i) such Debtor’s exact legal name is that indicated on the Perfection Certificate and on the signature page hereof, (ii) such Debtor is an organization of the type and organized in the jurisdiction set forth in the Perfection Certificate, (iii) the

Perfection Certificate accurately sets forth such Debtor’s organizational identification number or accurately states that such Debtor has none, (iv) the Perfection Certificate accurately sets forth such Debtor’s place of business or, if more than one, its chief executive office as well as such Debtor’s mailing address if different and (v) all other information set forth on the Perfection Certificate pertaining to such Debtor is accurate and complete.

(c)  Each Debtor covenants with the Lender as follows: (a) without providing at least 30 days prior written notice to the Lender, such Debtor will not change its name, its place of business or, if more than one, chief executive office, or its mailing address or organizational identification number if it has one, or the locations of the Collateral from those listed on the Perfection Certificate, (b) if such Debtor does not have an organizational identification number and later obtains one, such Debtor shall forthwith notify the Lender of such organizational identification number, and (c) such Debtor will not change its type of organization, jurisdiction of organization or other legal structure.

(d)  The Lender is hereby appointed attorney-in-fact for each Debtor to do all acts and things which the Lender may deem necessary or advisable to preserve, perfect and continue perfected the Lender’s security Interest in the Collateral.

(e)  Each Debtor hereby irrevocably authorizes the Lender at any time and from time to time to file in any UCC jurisdiction any initial financing statements and amendments thereto that (i) indicate the Collateral (A) as all assets of such Debtor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC, or (B) as being of an equal or lesser scope or with greater detail, and (ii) contain any other information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including (A) whether such Debtor is an organization, the type of organization and any organization identification number issued to such Debtor and, (B) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. Each Debtor agrees to furnish any such information to the Lender promptly upon request.

6.  Cash Management.

(a)  Each Debtor will deposit, or cause to be deposited, all Items of Payment to a bank account designated by the Lender and from which the Lender alone has power of access and withdrawal (the “Collateral Account”). Each deposit shall be made not later than the next Business Day after the date of receipt of the Items of Payment. The Items of Payment shall be deposited in precisely the form received, except for the endorsements of such Debtor where necessary to permit the collection of any such Items of Payment, such Debtor hereby agreeing to make such endorsement. In the event such Debtor shall fail to do so, the Lender is hereby authorized by such Debtor to make the endorsement in the name of such Debtor. Prior to such a deposit, such Debtor will not commingle any Items of Payment with any of the other funds or property of such Debtor, but will hold them separate and apart in trust and for the account of the Lender.

(b)  In addition, if so directed by the Lender, following and during the continuance of an Event of Default, each Debtor shall direct the mailing of all Items of Payment from its account debtors to a post-office box designated by the Lender, or to such other additional or replacement post-office boxes pursuant to the request of the Lender from time to time (collectively, the “Lockbox”). The Lender shall have unrestricted and exclusive access to the Lockbox.

(c)  Each Debtor hereby authorizes the Lender to inspect all Items of Payment, endorse all Items of Payment in the name of such Debtor, and deposit Items of Payment in the Collateral Account. The Lender reserves the right, exercised in its sole and absolute discretion from time to time, to provide to the Collateral Account credit prior to final collection of an Item of Payment and to disallow credit for any Item of Payment which is unsatisfactory to the Lender. In the event Items of Payment are returned to the Lender for any reason whatsoever, the Lender may, in the exercise of its discretion from time to time, forward such Items of Payment a second time. Any returned Items of Payment shall be charged back to the Collateral Account, the Loan Account or other account, as appropriate.

(d)  The Lender will apply the whole or any part of the collected funds credited to the Collateral Account against the outstanding balance of the Revolving Credit Facility Loans and Obligations related thereto until paid in full or credit such collected funds to the depository account of the Debtors with the Lender (or an Affiliate of the Lender), as provided in the Autoborrow Service Agreement. During the period in which an Event of Default exists and is continuing, the Lender shall have the option to apply the whole or any part of the collected funds against the outstanding balance of the Term Loan or any Obligations related thereto.

7.  Events of Default.    If one or more of the Events of Default shall occur and be continuing or shall exist, then and in any such event, the Lender shall have such rights and remedies in respect of the Collateral or any part thereof as are provided by the UCC and such other rights and remedies in respect thereof which it may have at law or in equity or under this Agreement, including, without limitation, the right to (i) enter any premises where Equipment or Inventory is located and take possession of the same without demand or notice and without prior judicial hearing or legal proceedings, which each Debtor hereby expressly waives, and/or (ii) sell all or any portion of the Collateral at any broker’s board or at public or private sale, without prior notice to any Debtor except as otherwise required by law (and if notice is required by law, after ten days’

prior written notice), at such time or times and in such manner and upon such terms, whether for cash or on credit, as the Lender in its reasonable discretion may determine. The Lender shall apply the Proceeds of any such sale and any Proceeds received by the Lender first to the payment of the reasonable costs and expenses incurred by the Lender in connection with such sale or collection, including, without limitation, reasonable attorneys’ fees and legal expenses, second to the payment of the Debt in such order as the Lender may determine in accordance with the Credit Agreement until the Debt has been paid in full, and then to pay the balance, if any, as required by law.

8.  Amendments.    The provisions of this Agreement may from time to time be waived, modified, supplemented or amended with the written consent of the Debtors and the Lender. Any waiver, permit, consent or approval of any kind or character on the part of the Lender of or to any breach or default under this Agreement or any such waiver of any provision or condition of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing.

9.  Defeasance.    Upon the payment in full of the Debt, this Agreement shall terminate and be of no further force or effect; provided, however, that this Agreement shall not terminate so long as the Borrower may borrow under, or cause Letters of Credit to be issued under the Credit Agreement or any Letter of Credit remains outstanding. In connection with such termination, the Lender agrees to execute, at the Debtors’ expense, such agreements and financing statements (including UCC-3’s) as the Debtors reasonably request in order to evidence such termination. Until such time, however, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

10.  Severability.    If any provision of this Agreement shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, but this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

11.  Waiver.    No delay or failure on the part of the Lender in exercising any right, remedy, power or privilege hereunder shall operate as a waiver thereof or of any other right, remedy, power or privilege of the Lender hereunder or under the Credit Agreement or any instrument or instruments now or hereafter evidencing the Debt; nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights and remedies of the Lender under this Agreement are cumulative and not exclusive of any rights or remedies which it might otherwise have.

12.  Indemnification.    The Debtors will indemnify and save and hold the Lender harmless from and against any and all claims, damages, losses, liabilities or judgments which may be incurred or sustained by the Lender or asserted against the Lender, directly or indirectly, in connection with the existence of or the lawful exercise of any of the security rights with respect to the Collateral, except for matters which may result from the gross negligence or willful misconduct of the Lender. The covenants contained in this paragraph shall survive the termination of the other provisions of this Agreement. In the event of any action at law or suit in equity in relation to this Agreement, the Debtors, in addition to all other sums which they may be required to pay, will pay a reasonable sum for attorneys’ fees incurred by the Lender in connection with such action or suit and all other expenses of collection.

13.  Survival.    All representations, warranties, covenants and agreements of the Debtors contained herein or made in writing in connection herewith shall survive the execution and delivery of this Agreement and shall continue in full force and effect from and after the date hereof until payment in full of the Debt.

14.  Notices.    All notices hereunder shall be given in accordance with, and become effective as provided by, Section 8.6 of the Credit Agreement.

15.  ARBITRATION.

A.  THIS PARAGRAPH CONCERNS THE RESOLUTION OF ANY CONTROVERSIES OR CLAIMS BETWEEN ANY DEBTOR AND LENDER, WHETHER ARISING IN CONTRACT, TORT OR BY STATUTE, INCLUDING BUT NOT LIMITED TO CONTROVERSIES OR CLAIMS THAT ARISE OUT OF OR RELATE TO: (I) THIS AGREEMENT (INCLUDING ANY RENEWALS, EXTENSIONS OR MODIFICATIONS); OR (II) ANY DOCUMENT RELATED TO THIS AGREEMENT (COLLECTIVELY A “CLAIM”).

B.  AT THE REQUEST OF ANY DEBTOR OR LENDER, ANY CLAIM SHALL BE RESOLVED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (TITLE 9, U.S. CODE) (THE “ACT”). THE ACT WILL APPLY EVEN THOUGH THIS AGREEMENT PROVIDES THAT IT IS GOVERNED BY THE LAW OF A SPECIFIED STATE.

C.  ARBITRATION PROCEEDINGS WILL BE DETERMINED IN ACCORDANCE WITH THE ACT, THE APPLICABLE RULES AND PROCEDURES FOR THE ARBITRATION OF DISPUTES OF JAMS OR ANY SUCCESSOR THEREOF (“JAMS”), AND THE TERMS OF THIS PARAGRAPH. IN THE EVENT OF ANY INCONSISTENCY, THE TERMS OF THIS PARAGRAPH SHALL CONTROL.

D.  THE ARBITRATION SHALL BE ADMINISTERED BY JAMS AND CONDUCTED IN ANY U.S. STATE WHERE REAL OR TANGIBLE PERSONAL PROPERTY COLLATERAL FOR THIS CREDIT IS LOCATED OR IF THERE IS NO SUCH COLLATERAL, IN THE COMMONWEALTH OF VIRGINIA. ALL CLAIMS SHALL BE DETERMINED BY ONE ARBITRATOR; HOWEVER, IF CLAIMS EXCEED $5,000,000, UPON THE REQUEST OF ANY PARTY, THE CLAIMS SHALL BE DECIDED BY THREE ARBITRATORS. ALL ARBITRATION HEARINGS SHALL COMMENCE WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION

AND CLOSE WITHIN 90 DAYS OF COMMENCEMENT AND THE AWARD OF THE ARBITRATOR(S) SHALL BE ISSUED WITHIN 30 DAYS OF THE CLOSE OF THE HEARING. HOWEVER, THE ARBITRATOR(S), UPON A SHOWING OF GOOD CAUSE, MAY EXTEND THE COMMENCEMENT OF THE HEARING FOR UP TO AN ADDITIONAL 60 DAYS. THE ARBITRATOR(S) SHALL PROVIDE A CONCISE WRITTEN STATEMENT OF REASONS FOR THE AWARD. THE ARBITRATION AWARD MAY BE SUBMITTED TO ANY COURT HAVING JURISDICTION TO BE CONFIRMED AND ENFORCED.

E.  THE ARBITRATOR(S) WILL HAVE THE AUTHORITY TO DECIDE WHETHER ANY CLAIM IS BARRED BY THE STATUTE OF LIMITATIONS AND, IF SO, TO DISMISS THE ARBITRATION ON THAT BASIS. FOR PURPOSES OF THE APPLICATION OF THE STATUTE OF LIMITATIONS, THE SERVICE ON JAMS UNDER APPLICABLE JAMS RULES OF A NOTICE OF CLAIM IS THE EQUIVALENT OF THE FILING OF A LAWSUIT. ANY DISPUTE CONCERNING THIS ARBITRATION PROVISION OR WHETHER A CLAIM IS ARBITRABLE SHALL BE DETERMINED BY THE ARBITRATOR(S). THE ARBITRATOR(S) SHALL HAVE THE POWER TO AWARD LEGAL FEES PURSUANT TO THE TERMS OF THIS AGREEMENT.

F.  THIS PARAGRAPH DOES NOT LIMIT THE RIGHT OF ANY DEBTOR OR LENDER TO: (I) EXERCISE SELF-HELP REMEDIES, SUCH AS BUT NOT LIMITED TO, SETOFF; (II) INITIATE JUDICIAL OR NONJUDICIAL FORECLOSURE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL; (III) EXERCISE ANY JUDICIAL OR POWER OF SALE RIGHTS, OR (IV) ACT IN A COURT OF LAW TO OBTAIN AN INTERIM REMEDY, SUCH AS BUT NOT LIMITED TO, INJUNCTIVE RELIEF, WRIT OF POSSESSION OR APPOINTMENT OF A RECEIVER, OR ADDITIONAL OR SUPPLEMENTARY REMEDIES.

G.  BY AGREEING TO BINDING ARBITRATION, THE PARTIES IRREVOCABLY AND VOLUNTARILY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM. FURTHERMORE, WITHOUT INTENDING IN ANY WAY TO LIMIT THIS AGREEMENT TO ARBITRATE, TO THE EXTENT ANY CLAIM IS NOT ARBITRATED, THE PARTIES IRREVOCABLY AND VOLUNTARILY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF SUCH CLAIM. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THIS AGREEMENT.

16.  Governing Law.    The UCC shall govern the attachment, perfection and the effect of attachment and perfection of the Lender’s security interest in the Collateral and the rights, duties and obligations of the Lender and the Debtors with respect thereto. This Agreement shall be deemed to be a contract under the laws of the Commonwealth of Virginia and the execution and delivery hereof and, to the extent not inconsistent with the preceding sentence, the terms and provisions hereof shall be governed by and construed in accordance with the laws of said

Commonwealth. Unless the context otherwise requires, all terms used herein which are defined in the UCC shall have the meanings therein stated.

17.  Headings.    The headings of this Agreement are for convenience only and shall not be construed as a part of this Agreement.

18.  Counterparts.    This Agreement may be executed in counterparts, each of which when so executed shall together constitute one and the same agreement.

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IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed under seal and delivered this Agreement as of the day and year first above written.

DEBTORS:

HADRON, INC.

By:	/s/ STERLING E. PHILLIPS, JR. (SEAL)
Sterling E. Phillips, Jr. Chief Executive Officer

ADVANCED BIOSYSTEMS, INC.

By:	/s/ STERLING E. PHILLIPS, JR. (SEAL)
Sterling E. Phillips, Jr. Chief Executive Officer

AVENUE TECHNOLOGIES, INC.

By:	/s/ STERLING E. PHILLIPS, JR. (SEAL)
Sterling E. Phillips, Jr. Chief Executive Officer

ENGINEERING AND INFORMATION SERVICES, INC.

By:	/s/ STERLING E. PHILLIPS, JR. (SEAL)
Sterling E. Phillips, Jr. Chief Executive Officer

SYCOM SERVICES, INC.

By:	/s/ STERLING E. PHILLIPS, JR. (SEAL)
Sterling E. Phillips, Jr. Chief Executive Officer

VAIL RESEARCH AND TECHNOLOGY CORPORATION

By:	/s/ STERLING E. PHILLIPS, JR. (SEAL)
Sterling E. Phillips, Jr. Chief Executive Officer

HADRON ACQUISITION CORPORATION

By:	/s/ STERLING E. PHILLIPS, JR. (SEAL)
Sterling E. Phillips, Jr. Chief Executive Officer

LENDER:

BANK OF AMERICA, N.A.

By:	/s/ ELAINE EATON (SEAL)
Elaine Eaton Senior Vice President

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